VOLUME SERVICES AMERICA HOLDINGS, INC.
EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Volume Services America Holdings, Inc. (the “Company”) for the period ending December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I , Lawrence E. Honig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence E. Honig

Lawrence E. Honig
Chief Executive Officer
March 26, 2004